UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report :             April 25, 2003

CTI Diversified Holdings, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	000-30095	33-0921967
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

8709-50 Street, Edmonton, Alberta, Canada	T6E 5H4
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 604-646-6638

c/o 614-East 21 Ave., Vancouver, B.C, Canada V5V 1R7
(Former address, if changed since last report)

ITEM 5. OTHER EVENTS

1. Change in management of Company.

On February 28, 2003, Mr. Donald E. Farnell resigned as acting chief financial officer of CTI Diversified Holdings, Inc. (the "Company"). On March 5, 2003, Mr. Alfred Comeau and Mr. Terry Mereniuk were appointed directors of the Company. On March 31, 2003, Mr. Farnell resigned his positions as a director, chairman of the board, president and chief executive officer of the Company. On March 31, 2003, he also resigned his positions as director, chairman of the board, president and chief executive officer of Sentry Telecom Systems, Inc., a subsidiary of the Company, and as director, president and chief executive officer of Cobratech Industries, Inc., another subsidiary of the Company.

On April 9, 2003, Mr. John Anderson, a director of the Company, was appointed president and chief executive officer of the Company and Mr. Terry Mereniuk, a director of the Company, was appointed chief financial officer. On April 24, 2003, Mr. John Anderson was appointed secretary/treasurer.

2. Details of intended acquisition by Company of up to 51% of Flowray and Flowstar.

Further to the Company's news release dated March 27, 2003 and the letter of intent dated February 6, 2003 among the Company, Flowray Inc. (“Flowray”) and Flowstar Technologies Inc. (“Flowstar”), as amended and extended on April 9, 2003, the Company has agreed to acquire up to 51% of the issued and outstanding share capital of both Flowray and Flowstar by way of transfer of previously issued shares from the current shareholders of the companies and by purchase of shares from treasury of Flowray. The current shareholders of Flowray and Flowstar are Gregory Burghardt and Shell-Curt Holdings Ltd., each of whom own 50% of the current issued share capital of Flowray and Flowstar.

The consideration to be paid by the Company pursuant to the acquisition includes:

1.	the issuance to the shareholders of Flowstar of an aggregate 750,000 shares of common stock of the Company at a deemed price of $0.13 per share in exchange for the transfer of 51% of the issued shares of Flowstar;

2.	the payment by the Company of an aggregate CDN$750,000 cash to Flowray in consideration of the issuance of treasury shares to the Company;

3.	the payment by the Company of an aggregate CDN$1,000,000 cash to the shareholders of Flowray in consideration of the transfer of certain of their shares of Flowray; and

4.	the issuance to the shareholders of Flowray and Flowstar of such number of additional shares of common stock of the Company equal in value to CDN$500,000 calculated at the average market price for two months prior to the date of issuance and discounted by 20%.

The acquisition of 51% of Flowray and Flowstar may complete in stages, with each stage being subject to fulfillment of certain closing conditions. The first closing of the transactions contemplated by the letter of intent will not occur until the parties have signed a formal share purchase and subscription agreement and all closing conditions have been fulfilled or waived by the parties. The Company may make the cash payments in instalments required to be paid on or before certain deadlines over the period ending January 15, 2004. The Company will issue the first block of 750,000 shares on the first closing date. The second block of shares worth CDN$500,000 is due on or before January 15, 2004. All shares of common stock to be issued to the shareholders of Flowray and Flowstar are to be registered or qualified for sale under applicable securities laws within 120 days of the date of issuance.

The Company has also agreed to advance to Flowray and Flowstar CDN$1,500,000 by way of loan. The loan will be secured by a general security agreement signed by the borrowers in favour of the Company and will bear interest at 5% per annum. The loan may be repaid depending upon the cash flow of

Flowray and Flowstar and at the discretion of the boards of directors of the borrowers. See section 3 below for particulars regarding an interim loan advanced by the Company to Flowstar and Flowray. On the first closing date, the boards of directors of each of Flowray and Flowstar will be comprised of three directors, two of whom will be nominated by the Company and one of whom will be nominated by Gregory Burghardt and Shell-Curt Holdings Ltd.

Upon the Company acquiring 51% of the issued shares of Flowray and Flowstar, the Company will have the right and option to purchase the remaining 49% of the issued shares of Flowray or Flowstar or both from Gregory Burghardt and Shell-Curt Holdings Ltd. at the fair market value, based on a valuation prepared by an independent certified business valuator. The Company's option to purchase the remaining 49% may be exercised at any time without an expiry date. If Gregory Burghardt and Shell-Curt Holdings Ltd. receive an offer from a third party to purchase their remaining 49% interest in Flowstar or Flowray, the Company will have the right of first refusal to purchase the 49%interest on the same terms as the offer.

3. Interim Loan advanced to Flowray Inc. and Flowray Technologies Inc.

The Company has entered into a Memorandum of Agreement dated March 27, 2003 with Flowray Inc. ("Flowray") and Flowstar Technologies Inc. ("Flowstar") pursuant to which the Company has advanced funds totalling CDN$1,290,000 by way of loan to Flowray and Flowstar for operating purposes. Flowray and Flowstar, as borrowers, have provided the Company with a promissory note for each advance. The borrowers have agreed to pay interest to the Company on the promissory notes at the rate of 5% per annum, calculated monthly on the last day of each month, not in advance, from the date of each promissory note on the outstanding balance. The promissory notes are due as follows: 25% of the outstanding balance of the promissory notes on March 30, 2004, a further 25% on September 30, 2004, a further 25% on March 30, 2005, and the balance together with all accrued interest on September 30, 2005. As security for the repayment of the promissory notes, Flowray and Flowstar have provided the Company with a general security agreement dated March 27, 2003, which grants the Company a security interest in all of the present and after-acquired personal property of the borrowers. The Company's security interest has been registered under the Personal Property Security Act (Alberta) as a first charge and lien on all of the borrowers’ personal property. Gregory Burghardt, President, director and a shareholder of each of Flowray and Flowstar, has agreed to postpone his rights as holder of security interests and security agreements on the personal property of the borrowers to all rights and security interests of the Company. Notwithstanding the postponement, Gregory Burghardt is entitled to repayment of shareholders loans up to CDN$65,032.70 advanced previously to the borrowers, and reimbursement from the borrowers of expenses incurred in the ordinary course of business.

Of the loan funds of CDN$1,290,000 already advanced by the Company to Flowray and Flowstar, CDN$760,000 will remain a loan to Flowray and Flowstar and the balance of the loan will be applied or set off against the purchase price for the acquisition of Flowray shares by the Company as described in section 2 above. In addition to the loan of CDN$760,000, the Company has agreed to advance by way of further loan to Flowray and Flowstar the sum of CDN$740,000, for a total loan of CDN$1,500,000 as described in section 2 above.

4. Source of proceeds to Company for loans made to Flowray and Flowstar.

The Company obtained the funds that were advanced to Flowray and Flowstar from AHC Holdings Inc., a private Alberta company wholly owned by Comeau Industries Ltd., of which Alfred Comeau, of Edmonton, Alberta, Canada is a majority shareholder. Pursuant to a loan agreement dated January 28, 2003, as amended February 6, 2003, AHC agreed to make available by way of loan to the Company up to CDN$2,000,000. As at April 14, 2003, the Company had drawn down an aggregate CDN$1,437,661.83 pursuant to the loan facility. All advances under the loan are secured by promissory notes. The Company has agreed to pay interest to AHC on the principal of the loan and all overdue interest at the rate of 15% per annum, to the date of repayment. The principal and all accrued and unpaid interest are due on December 31, 2005. As a bonus for the loan, the Company issued AHC a warrant to purchase up to 1,000,000 shares of common stock of the Company exercisable at a price of $0.15 per share until March 6, 2006. The Company also issued a warrant to Terry Mereniuk, of Edmonton, Alberta, in consideration of his services to the Company in facilitating the loan from AHC. The warrant entitles Terry Mereniuk to purchase up to 500,000 shares of common stock of the Company exercisable at a price of $0.15 per share until March 6, 2006.

On March 5, 2003, the Company appointed both Alfred Comeau and Terry Mereniuk to the Board of Directors.

5. Business of Flowstar and Flowray.

Flowray and Flowstar are private companies incorporated in the province of Alberta in Canada. Since inception, Flowray has been developing a new system for measuring the flow of gas in upstream petroleum production applications. This system is known as the "DCR-900" (DCR stands for Digital Chart Recorder). The DCR-900 system consists of a turbine based flow measurement signal generating device, a flow computer "head", and a temperature and pressure probe. This system has recently received approval from the Canadian Standards Association (CSA) and has received independent verification of accuracy from Southwest Research Institute. The first batch of DCR-900 units is now being installed in customer applications.

Flowstar has secured the right to manufacture, market and distribute the products that have been developed by Flowray, in exchange for a 10% royalty on sales. Flowstar also represents and distributes independent third party products, and is positioning itself to be a leading supplier of flow measurement equipment to the petroleum industry.

Flowray and Flowstar have no significant tangible assets. The intellectual property assets of Flowray include a US provisional patent application filed on or about March 3, 2003 for the technology comprised in the DCR-900 system. Flowray also has an exclusive worldwide marketing agreement with Hoffer Flow Controls Inc. for a gas turbine they manufacture under a private label arrangement with Flowstar. Flowray also holds the intellectual property for liquid based totalizers, burner igniters, and Windows® based gas flow calculation software, all of which Flowstar markets. Flowstar also markets a line of liquid turbines for which there is no intellectual property as the patents expired long ago.

Flowray has given Cal-Scan Services Ltd. ("Cal-Scan"), a private Canadian company, a right of first refusal to engineer, supply or manufacture the DCR-900 product according to Flowray's specifications. One of the shareholders of Flowray and Flowstar is also a principal of Cal-Scan. Cal-Scan is also the owner of a trade secret, which is incorporated in the design of Flowray's DCR-900 system. For each DCR-900 unit purchased from Cal-Scan, Flowray has agreed to pay Cal-Scan the sum of CDN$200 as a fee for use of the trade secret. Details of Cal-Scan's trade secret will be provided to a mutually agreeable trust agent, to be held in escrow and not disclosed to Flowray, except if any of the following events occur:

a)	Cal-Scan is adjudged bankrupt;

b)	Cal-Scan refuses to perform any manufacturing or engineering of the DCR-900 product and refuses to allow a third party or Flowray to manufacture the produce or refuses to supervise a third party or Flowray to continue the engineering of the product.

Flowray has also granted Cal-Scan an irrevocable, sole license, for a nominal fee, to use Flowray's technology as it relates to flow measurement using differential pressure orifice plate systems, in oil field production well testing. Cal-Scan's license will permit it to manufacture, market, and sell flow measurement products, or sub-license or assign these rights, in markets other than turbine based flow measurement. The term of Cal-Scan's license will continue for the life of Flowray’s patent. If Flowray fails to purchase at least 100 units within the first two years from January 1, 2003, 200 units in year three and 300 per year thereafter, then Cal-Scan's license to use Flowray's technology will be extended to its entire subject matter without any restriction on the market. If Flowray becomes adjudged bankrupt, Flowray has agreed to assign to Cal-Scan all its rights to the flow measurement technology, including patents and patent applications.

Finally, Flowray has granted Cal-Scan a distributorship for the DCR-900 product. Any cost savings resulting from revisions to the product will be split equally between Flowray and Cal-Scan.

EXHIBITS

Loan Agreement dated January 28, 2003 between the Company and AHC Holdings Ltd.

Addendum to the Loan Agreement dated February 6, 2003 providing AHC a warrant to purchase 1,000,000 shares of the Company’s common stock at $0.15 per share as a bonus for providing the Loan.

Finder’s Fee Agreement dated January 28, 2003 between the Company and Terry Mereniuk, under which Mr. Mereniuk was granted a warrant to purchase 500,000 shares of the Company’s common stock for $0.15 per share.

Share Purchase Warrants dated March 6, 2003 issued to Terry Mereniuk and AHC Holdings Ltd.

Letter of Intent to purchase a 51% equity interest in Flowstar and Flowray dated February 6, 2003.

Amendment to the Letter of Intent dated April 9, 2003 extending deadlines for certain cash payments.

Loan Agreement between the Company and Flowray and Flowstar dated March 27, 2003.

General Security Agreement between Flowray and Flowstar and the Company dated March 27, 2003.

Postponement Agreement of Gregory Burghardt dated March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Diversified Holdings, Inc.

“John Anderson”
(Signature)

Date April 25, 2003	John Anderson, President & CEO
(Print name and title of signing officer)

LOAN AGREEMENT

AHC Holdings Inc., of 52023 Range Road 231, Sherwood Park, Alberta, T8B 1A2 (the “Lender”) hereby agrees to advance by way of loan to CTI Diversified Holdings, Inc. (“CTI”), of 614 East 21st Avenue, Vancouver, British Columbia, V5V 1R7, the aggregate principal sum of CDN$2,000,000. The Lender agrees to advance CDN$1,000,000 of such loan funds not later than February 7, 2003 or such other date as the Lender and CTI may mutually agree upon, and the balance of CDN$1,000,000 not later than April 30, 2003 or such other date as the Lender and CTI may mutually agree upon. CTI will pay interest to the Lender on all amounts advanced by the Lender and on overdue interest at the rate of 15% per annum to the date of repayment, calculated and compounded monthly on the last day of the month, not in advance from the date of advance. Accrued interest will be payable annually not later than January 28 of each year or upon repayment of the principal amount, whichever is earlier. The principal amount will become due and repayable by CTI to the Lender on such date as the Lender and CTI may mutually agree upon.

At any time and from time to time, CTI may, at its option, prepay all or any of the principal amount and accrued interest outstanding under this Loan Agreement.

The parties may not amend this Agreement except by document in writing signed by both parties.

The parties will sign any other documents and do any other things necessary to carry out the intent of this Agreement.

This Loan Agreement will be governed by and construed in accordance with the laws of Alberta. The parties agree to attorn to the exclusive jurisdiction of the courts of the Bahamas.

This Agreement will be binding on and enure to the benefit of the Borrower, the Lender, and their respective heirs, executors, administrators, successors, and assigns.

DATED this 28th day of January, 2003.

AHC HOLDINGS INC.

Per:

/s/ Alf Comeau
Alf Comeau, President

CTI DIVERSIFIED HOLDINGS, INC.

Per:

/s/ Don Farnell
Don Farnell, President

ADDENDUM TO LOAN AGREEMENT

Pursuant to a loan agreement dated January 28, 2003 (the “Loan Agreement”), AHC Holdings Inc., of 52023 Range Road 231, Sherwood Park, Alberta, T8B 1A2 (the “Lender”) agreed to advance by way of loan to CTI Diversified Holdings, Inc. (“CTI”), of 614 East 21st Avenue, Vancouver, British Columbia, V5V 1R7, the aggregate principal sum of CDN$2,000,000. In consideration of the loan, CTI has agreed to issue to the Lender a non-transferable share purchase warrant entitling the Lender to purchase up to 1,000,000 shares of common stock of CTI at a price of US$0.15 per share exercisable until January 28, 2006, in the form that accompanies this Addendum. The Lender agrees to complete, execute and deliver to CTI the Schedules “A” and “B” attached to this Addendum.

The parties will sign any other documents and do any other things necessary to carry out the intent of this Addendum.

This Addendum will be binding on and enure to the benefit of CTI, the Lender, and their respective heirs, executors, administrators, successors, and assigns.

DATED this 6th day of February, 2003.

Per:

/s/ Alf Comeau
Alf Comeau, President

CTI DIVERSIFIED HOLDINGS, INC.

Per:

/s/ Don Farnell
Don Farnell, President

SCHEDULE “A”

ACCREDITED INVESTOR QUESTIONNAIRE

IN THE MATTER OF CTI DIVERSIFIED HOLDINGS, INC. (the “Issuer”)
AND THE SECURITIES ACT (Alberta) (the “Act”)

The undersigned (the “Purchaser”), in connection with the issuance by the Issuer to the Purchaser of the share purchase warrant dated January 28, 2003 (the “Warrant”), makes the following representations and warranties to the Issuer:

1. the Purchaser is an “accredited investor”, as defined in Multilateral Instrument 45-103 Capital Raising Exemptions, by reason of the fact that the undersigned Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

_________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_________	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada;

_________	(d)
a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_________	(e)
a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

_________	(f)
an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

_________	(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

_________	(h)	a municipality, public board or commission in Canada;

_________	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_________	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

_________	(k)	a registered charity under the Income Tax Act (Canada);

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_________	(l)
an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value thatbefore taxes, but net of any related liabilities, exceeds $1,000,000;

_________	(m)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

_________	(n)
a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its mostrecently prepared financial statements;

_________	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

_________	(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons that are accredited investors.

or

2. the Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

_________	(b)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
______________________________________________________________
(name of director, senior officer or control person)

_________	(c)	a close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
_____________________________________________________________
(name of director, senior officer or control person)

_________	(d)	a close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
_____________________________________________________________
(name of director, senior officer or control person)

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_________	(e)	a person or company that is wholly-owned by any combination of persons or companies described in paragraphs 2.(a) to 2.(d);

3. the Purchaser is, as defined in BC Instrument 45-507 Trades to Employees, Executives and Consultants (please place an “X” on the appropriate line or lines):

_________	(a)	an “employee” or “employee administrator”;

_________	(b)	an “executive” or “executive administrator”;

_________	(c)	a “consultant”, “consultant company” or “consultant partnership” (other than an “associated consultant” or an “investor consultant”);

of the Issuer or of an affiliated entity of the Issuer.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the date of issuance to the Purchaser of the Warrant. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the date of issuance of the Warrant, the undersigned Purchaser shall give the Issuer immediate written notice thereof.

The Purchaser acknowledges that the Issuer will be relying on this Certificate in connection with issuance of the Warrant.

The statements made in this Certificate are true.

DATED January 28, 2003.

____________________________________________
(Signature)

AHC HOLDINGS INC.
(Print Name)

____________________________________________
(Address)

____________________________________________
(City/Province/Postal Code)

____________________________________________
(Area Code/Telephone Number)

SCHEDULE “B”

INVESTMENT LETTER

The undersigned, AHC HOLDINGS INC., an Alberta corporation (the “Purchaser”), in connection with the issuance to the Purchaser of the share purchase warrant (“Warrant”) dated February 28, 2003 by CTI Diversified Holdings, Inc., a Delaware corporation (the “Company”), pursuant signs and delivers this Investment Letter to the Company.

The Purchaser understands that the Company is relying on this information in determining to offer securities (the “Securities”) to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Purchaser represents and warrants to and covenants and agrees with the Company as follows:

(a)
                The Purchaser is not a “U.S. person” under Rule 902(k) of Regulation S under the Securities Act, and is not acquiring the Securities for the account or benefit of any U.S. person or person in the United States; and the Purchaser, if a natural person, is over 21 years of age and:

(i)	the Purchaser was outside the United States at the time of signing and delivery of this Investment Letter and the Subscription Agreement;

(ii)	no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States.

(b)
                The Purchaser: (i) has adequate means of providing for its current needs and possible personal contingencies, and has no need for liquidity of its investment, (ii) can bear the economic risk of losing its entire investment, (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the relative risks and merits of its investment in the Securities, (iv) has had an opportunity to ask questions of and receive answers from the Company’s senior management concerning the Company and its business prospects, affairs, and risks, and (v) all documents, books, and records of the Company requested, if any, by the Purchaser pertaining to its investment in the Securities have been made available for inspection or delivery to it and it has read or reviewed and is familiar with and understands the same.

(c)
                THE PURCHASER RECOGNIZES, UNDERSTANDS, AND ACKNOWLEDGES THAT THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES, AND THE PURCHASER MAY HAVE TO HOLD THE SECURITIES INDEFINITELY AND MAY NOT BE ABLE TO LIQUIDATE THE INVESTMENT IN THECOMPANY WHEN IT WISHES TO DO SO, IF AT ALL, BECAUSE, AMONG OTHER THINGS, THERE IS A LIMITED TRADING MARKET FOR THE COMPANY’S COMMON STOCK. IN ADDITION, PURSUANT TO REGULATION “S” UNDER THE SECURITIES ACT, THE PURCHASER GENERALLY IS PROHIBITED FROM OFFERING OR SELLING THE SECURITIES WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSONS FOR AT LEAST ONE YEAR FROM THE CLOSING OF THIS OFFERING.

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(d)	The Securities are being acquired solely for the Purchaser’s own benefit and account.

(e)	If the Purchaser decides to offer, sell, or otherwise transfer any of the Securities, it will not offer, sell, or otherwise transfer any of the Securities directly or indirectly, unless:

(i)	the sale is to the Company;

(ii)	the sale is made outside the United States in a transaction meeting the requirement of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)
the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished the Company with an opinion of counsel to that effect in form and substance reasonably satisfactory to the Company.

(f)	The Purchaser understands that the stock certificates representing the Securities will bear a legend in substantially the following form described in Section 5 below.

(g)	The Purchaser agrees not to engage in any hedging transactions involving the Securities unless the Purchaser does so in compliance with the Securities Act.

(h)
The Purchaser has full power and authority to sign and deliver this Investment Letter and to perform its obligations hereunder and this Investment Letter is a legally binding obligation in accordance with its terms.

(i)
The Purchaser has carefully read this Investment Letter and, to the extent it believes necessary, has discussed with its counsel the representations, warranties, and agreements that it is making herein and the limitations on resale of the Securities.

2.          Acquiring Entirely for Own Account

The Purchaser represents and warrants that it is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and without any present intention of selling, offering to sell, or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the Securities Act and any and all applicable state securities or “Blue Sky” laws or pursuant to an exemption therefrom. The Purchaser also represents that the entire legal and beneficial interest of the Securities that it is purchasing is being purchased for, and will be held for, the Purchaser’s account only, and neither in whole nor in part for any other person or entity.

3.         Information Concerning the Company

The Purchaser acknowledges that it has received all information that it deems necessary and appropriate to enable it to evaluate the financial risk inherent in acquiring the Securities, including the documents and

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materials reasonably necessary to evaluate an investment in the Company. The Purchaser further acknowledges that it has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

4.         Restricted Securities

The Purchaser acknowledges that the Company has hereby disclosed to the Purchaser in writing:

(a)
The Securities have not been registered under the Securities Act or the securities laws of any state of the United States, and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.         Legend

The Purchaser agrees that all of the Securities will have endorsed thereon a legend to the following effect:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

6.         Transfers

The Company agrees to refuse to register any transfer of the Securities not made in (i) accordance with Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act.

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7.         Counterparts

This Investment Letter may be signed by the parties in counterparts, each of which so signed will be deemed to be an original, and the counterparts together will constitute one and the same instrument despite the date of signing and will be deemed to bear the later date of any counterparts.

Dated this 28th day of Jaruary, 2003.

______________________________________________
(Name of Purchaser – please print)

By:___________________________________________
(Authorized Signature)

______________________________________________
(Official Capacity or Title – please print)

______________________________________________
(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above)

FINDER’S FEE AGREEMENT

THIS AGREEMENT dated for reference the 28th day of January, 2003

BETWEEN:

CTI DIVERSIFIED HOLDINGS, INC., a company having a head office located at 614 East 21st Avenue, Vancouver, British Columbia V5V 1R7

(the “Company”)

OF THE FIRST PART

AND:

TERRY MERENIUK, of 9023 – 146a Street, Edmonton, Alberta T5R 0X2

(the “Finder”)

OF THE SECOND PART

WHEREAS:

A.     The Company has arranged a loan of $2,000,000 (the “Loan”) from AHC Holdings Inc. (the “Lender”);

B.     The Finder introduced the Lender to the Company and, in consideration thereof, the Company has agreed to pay to the Finder a fee on the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

1.
The Company has agreed to pay to the Finder a fee (the “Finder’s Fee”) payable by the issuance of a non-transferable share purchase warrant in the form that accompanies this Agreement (the “Warrant”) to purchase up to 500,000 shares of common stock of the Company at a price of US$0.15 per share exercisable until January 28, 2006.

2.	The provisions of this Agreement will enure to the benefit of and be binding on the Company and the Finder and their respective successors and assigns.

3.	This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of British Columbia.

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           IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

CTI DIVERSIFIED HOLDINGS, INC.
Per:

/s/ Don Farnell
Don Farnell , President

/s/ Terry Mereniuk
TERRY MERENIUK

THIS WARRANT AND THE SHARES DELIVERABLE ON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY STATE OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS IS AVAILABLE.

CTI DIVERSIFIED HOLDINGS, INC.

NON-TRANSFERABLE WARRANT
TO PURCHASE SHARES OF COMMON STOCK

500,000 Common Shares	Void after
Par Value of U.S. $0.0001	March 6, 2006.

This is to certify that, for value received, TERRY MERENIUK (the “Warrant Holder”), of 9023 – 146A Street, Edmonton, Alberta, T5R 0X2, has the right to purchase from CTI Diversified Holdings, Inc., a Delaware corporation (the “Company”), on and subject to the terms and conditions hereinafter referred to, up to 500,000 fully paid and non-assessable shares of common stock of the Company having a par value of US$0.0001 per share (the “Shares”), or any greater or lesser number of shares that may be determined by application of the anti-dilution provisions of this Warrant. The Shares may be purchased at a price of US$0.15 per Share at any time up to 4:00 p.m. local time in Vancouver, British Columbia, on March 6, 2006. The right to purchase the Shares may be exercised in whole or in part by the Warrant Holder only at the price set forth above (the “Exercise Price”) within the time set forth above by:

(a)	completing and signing the attached Subscription Form for the number of Shares that the Warrant Holder wishes to purchase, in the manner therein indicated;

(b)
surrendering this Warrant Certificate, together with the completed Subscription Form, to Interwest Transfer Company, Inc., 1981 E. 4800 South, Ste. 100, Salt Lake City, Utah 84117, (the “Transfer Agent”);

(c)
delivering an investor questionnaire and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from the registration and prospectus requirements of the applicable securities legislation in Canada and the registration under the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law; and

(d)
paying the appropriate Exercise Price, in United States funds, for the number of Shares subscribed for, either by certified cheque or bank draft or money order payable to the Company in Vancouver, British Columbia, or any other address that the Company may advise by written notice to the address of the Warrant Holder.

This Warrant and the Shares issuable on exercise of the Warrant have not been registered under the 1933 Act or the securities laws of any state of the United States, and this Warrant may not be exercised unless the Shares are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from registration requirements is available.

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On surrender and payment, the Company will issue to the Warrant Holder, or to any other person or persons that the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder subscribes for a number of Shares that is less than the number of Shares permitted by this Warrant, the Company will forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of the Shares referred to in this Warrant Certificate not then being subscribed for. The Shares so purchased will be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Exercise Price. No fractional shares will be issued on the exercise of this Warrant.

In the event of any subdivision of the common shares of the Company (as those common shares are constituted on the date hereof) into a greater number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as those common shares are constituted on the date hereof) into a lesser number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this Warrant is outstanding, the Company will thereafter deliver, at the time of purchase of the Shares hereunder, the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before the capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, Warrant is outstanding:

(a)	the Company proposes to pay any dividend of any kind on its common shares or make any distribution to the holders of its common shares;

(b)	the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c)	the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d)	there is a voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company must give to the Warrant Holder at least seven days prior written notice (the “Notice”) of the date on which the books of the Company are to close or a record is to be taken for the dividend, distribution, or subscription rights, or for determining rights to vote with respect to the reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation, or winding-up. The Notice will specify, in the case of any dividend, distribution, or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities

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or other property deliverable on any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation, or winding-up, as the case may be. Each Notice will be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at any other address that the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right on the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 4:00 p.m. local time in Vancouver, British Columbia on March 6, 2006, and from and after that time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER’S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.”

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by one of its directors as of the 6th day of March, 2003.

CTI DIVERSIFIED HOLDINGS, INC.

Per:

/s/ Don Farnell
Don Farnell, President

SUBSCRIPTION FORM

To:	CTI Diversified Holdings, Inc. (the “Company”)
And to:	The directors of the Company

Pursuant to the Share Purchase Warrant made the 6th day of March, 2003, the undersigned subscribes and agrees to purchase ______________________ shares of common stock of the Company having a value of US$0.0001 (the “Shares”), at a price of US$0.15 per Share for the aggregate sum of US$__________________ (the “Subscription Funds”), and encloses herewith: (i) a certified cheque, bank draft, or money order payable to the Company in full payment of the Shares; and (ii) a completed accredited investor questionnaire (attached as Schedule A).

The undersigned requests that:

(a)	the Shares be allotted to the undersigned;

(b)	the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c)	the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d)	a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _______ day of ______________ , 200__.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name(1): ____________________________________________________________________________________
Full Address: ____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
Signature of Subscriber(1): __________________________________________________________________________

If the name above differs from the name of the Subscriber, then please complete the following guarantee:	Signature of Subscriber guaranteed by: ______________________________________________ Authorized Signature Number

(1) NOTE: The signature to this subscription form must correspond with the name as recorded on the Warrant Certificate in every particular without alteration or enlargement or any change whatever. The signature of the person signing this power must be guaranteed in a manner satisfactory to the Company’s transfer agent.

SCHEDULE “A”

ACCREDITED INVESTOR QUESTIONNAIRE

IN THE MATTER OF CTI DIVERSIFIED HOLDINGS, INC. (the “Issuer”)
AND THE SECURITIES ACT (Alberta) (the “Act”)

The undersigned (the “Purchaser”), in connection with the acquisition of securities of the Issuer pursuant to the share purchase warrant dated March 6, 2003 (the “Warrant”), makes the following representations and warranties to the Issuer:

1.      the Purchaser is an “accredited investor”, as defined in Multilateral Instrument 45-103 Capital Raising Exemptions, by reason of the fact that the undersigned Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

_________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_________	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada;

_________	(d)
a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_________	(e)
a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

_________	(f)
an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

_________	(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

_________	(h)	a municipality, public board or commission in Canada;

_________	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_________	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

_________	(k)	a registered charity under the Income Tax Act (Canada);

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_________	(l)
an individual who, either alone or jointly with aspouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_________	(m)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

_________	(n)
a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_________	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

_________	(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons that are accredited investors.

or

2.      the Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

_________	(b)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely

(name of director, senior officer or control person)

_________	(c)	a close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
________________________________________________________________________
(name of director, senior officer or control person)

_________	(d)	a close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
________________________________________________________________________
(name of director, senior officer or control person)

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_________	(e)	a person or company that is wholly-owned by any combination of persons or companies described in paragraphs 2.(a) to 2.(d);

3.      the Purchaser is, as defined in BC Instrument 45-507 Trades to Employees, Executives and Consultants (please place an “X” on the appropriate line or lines):

_________	(a)	an “employee” or “employee administrator”;

_________	(b)	an “executive” or “executive administrator”;

_________	(c)	a “consultant”, “consultant company” or “consultant partnership” (other than an “associated consultant” or an “investor consultant”);

of the Issuer or of an affiliated entity of the Issuer.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the date of acquisition of any securities by the Purchaser upon exercise of the Warrant (a “Closing”). If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to a Closing, the undersigned Purchaser shall give the Issuer immediate written notice thereof.

The Purchaser acknowledges that the Issuer will be relying on this Certificate in connection with the Warrant and any securities issued pursuant thereto.

The statements made in this Certificate are true.

Dated this ______ day of __________________ , 200__.

___________________________________________
(Signature)

AHC HOLDINGS INC.
(Print Name)

___________________________________________
(Address)

___________________________________________
(City/Province/Postal Code)

___________________________________________
(Area Code/Telephone Number)

SCHEDULE “B”

INVESTMENT LETTER

(Capitalized terms not specifically defined herein will have the meaning ascribed to them in the Share Purchase Warrant to which this Schedule is attached.)

The undersigned, AHC HOLDINGS INC., an Alberta corporation (the “Purchaser”), in connection with the acquisition of securities of CTI Diversified Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the share purchase warrant (“Warrant”) dated March 6, 2003 signs and delivers this Investment Letter to the Company.

The Purchaser understands that the Company is relying on this information in determining to offer securities (the “Securities”) to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Purchaser represents and warrants to and covenants and agrees with the Company as follows:

(a)
The Purchaser is not a “U.S. person” under Rule 902(k) of Regulation S under the Securities Act, and is not acquiring the Securities for the account or benefit of any U.S. person or person in the United States; and the Purchaser, if a natural person, is over 21 years of age and:

	(i)	the Purchaser was outside the United States at the time of signing and delivery of this Investment Letter and the Subscription Agreement;

	(ii)	no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States.

(b)
The Purchaser: (i) has adequate means of providing for its current needs and possible personal contingencies, and has no need for liquidity of its investment, (ii) can bear the economic risk of losing its entire investment, (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the relative risks and merits of its investment in the Securities, (iv) has had an opportunity to ask questions of and receive answers from the Company’s senior management concerning the Company and its business prospects, affairs, and risks, and (v) all documents, books, and records of the Company requested, if any, by the Purchaser pertaining to its investment in the Securities have been made available for inspection or delivery to it and it has read or reviewed and is familiar with and understands the same.

(c)
THE PURCHASER RECOGNIZES, UNDERSTANDS, AND ACKNOWLEDGES THAT THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES, AND THE PURCHASER MAY HAVE TO HOLD THE SECURITIES INDEFINITELY AND MAY NOT BE ABLE TO LIQUIDATE THE INVESTMENT IN THE COMPANY WHEN IT WISHES TO DO

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SO, IF AT ALL, BECAUSE, AMONG OTHER THINGS, THERE IS A LIMITED TRADING MARKET FOR THE COMPANY’S COMMON STOCK. IN ADDITION, PURSUANT TO REGULATION “S” UNDER THE SECURITIES ACT, THE PURCHASER GENERALLY IS PROHIBITED FROM OFFERING OR SELLING THE SECURITIES WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSONS FOR AT LEAST ONE YEAR FROM THE CLOSING OF THIS OFFERING.

(d)	The Securities are being acquired solely for the Purchaser’s own benefit and account.

(e)	If the Purchaser decides to offer, sell, or otherwise transfer any of the Securities, it will not offer, sell, or otherwise transfer any of the Securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirement of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)
the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished the Company with an opinion of counsel to that effect in form and substance reasonably satisfactory to the Company.

(f)	The Purchaser understands that the stock certificates representing the Securities will bear a legend in substantially the following form described in Section 5 below.

(g)	The Purchaser agrees not to engage in any hedging transactions involving the Securities unless the Purchaser does so in compliance with the Securities Act.

(h)
The Purchaser has full power and authority to sign and deliver this Investment Letter and to perform its obligations hereunder and this Investment Letter is a legally binding obligation in accordance with its terms.

(i)
The Purchaser has carefully read this Investment Letter and, to the extent it believes necessary, has discussed with its counsel the representations, warranties, and agreements that it is making herein and the limitations on resale of the Securities.

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2.       Acquiring Entirely for Own Account

The Purchaser represents and warrants that it is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and without any present intention of selling, offering to sell, or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the Securities Act and any and all applicable state securities or “Blue Sky” laws or pursuant to an exemption therefrom. The Purchaser also represents that the entire legal and beneficial interest of the Securities that it is purchasing is being purchased for, and will be held for, the Purchaser’s account only, and neither in whole nor in part for any other person or entity.

3.       Information Concerning the Company

The Purchaser acknowledges that it has received all information that it deems necessary and appropriate to enable it to evaluate the financial risk inherent in acquiring the Securities, including the documents and materials reasonably necessary to evaluate an investment in the Company. The Purchaser further acknowledges that it has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

4.       Restricted Securities

The Purchaser acknowledges that the Company has hereby disclosed to the Purchaser in writing:

(a)
The Securities have not been registered under the Securities Act or the securities laws of any state of the United States, and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.       Legend

The Purchaser agrees that all of the Securities will have endorsed thereon a legend to the following effect:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE,

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AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

6.       Transfers

The Company agrees to refuse to register any transfer of the Securities not made in (i) accordance with Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act.

7.       Counterparts

This Investment Letter may be signed by the parties in counterparts, each of which so signed will be deemed to be an original, and the counterparts together will constitute one and the same instrument despite the date of signing and will be deemed to bear the later date of any counterparts.

Dated this ______ day of __________________ , 200__.

_______________________________________________
(Name of Purchaser – please print)

By: ____________________________________________
(Authorized Signature)

_______________________________________________
(Official Capacity or Title – please print)

_______________________________________________
(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above)

THIS WARRANT AND THE SHARES DELIVERABLE ON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY STATE OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS IS AVAILABLE.

CTI DIVERSIFIED HOLDINGS, INC.

NON-TRANSFERABLE WARRANT
TO PURCHASE SHARES OF COMMON STOCK

1,000,000 Common Shares	Void after
Par Value of U.S. $0.0001	March 6, 2006.

This is to certify that, for value received, AHC HOLDINGS INC. (the “Warrant Holder”), of 52023 Range Road 231, Sherwood Park, Alberta, T8B 1A2, has the right to purchase from CTI Diversified Holdings, Inc., a Delaware corporation (the “Company”), on and subject to the terms and conditions hereinafter referred to, up to 1,000,000 fully paid and non-assessable shares of common stock of the Company having a par value of US$0.0001 per share (the “Shares”), or any greater or lesser number of shares that may be determined by application of the anti-dilution provisions of this Warrant. The Shares may be purchased at a price of US$0.15 per Share at any time up to 4:00 p.m. local time in Vancouver, British Columbia, on March 6, 2006. The right to purchase the Shares may be exercised in whole or in part by the Warrant Holder only at the price set forth above (the “Exercise Price”) within the time set forth above by:

(a)	completing and signing the attached Subscription Form for the number of Shares that the Warrant Holder wishes to purchase, in the manner therein indicated;

(b)
surrendering this Warrant Certificate, together with the completed Subscription Form, to Interwest Transfer Company, Inc., 1981 E. 4800 South, Ste. 100, Salt Lake City, Utah 84117, (the “Transfer Agent”);

(c)
delivering an investor questionnaire and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from the registration and prospectus requirements of the applicable securities legislation in Canada and the registration under the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law; and

(d)
paying the appropriate Exercise Price, in United States funds, for the number of Shares subscribed for, either by certified cheque or bank draft or money order payable to the Company in Vancouver, British Columbia, or any other address that the Company may advise by written notice to the address of the Warrant Holder.

This Warrant and the Shares issuable on exercise of the Warrant have not been registered under the 1933 Act or the securities laws of any state of the United States, and this Warrant may not be exercised unless the Shares are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from registration requirements is available.

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On surrender and payment, the Company will issue to the Warrant Holder, or to any other person or persons that the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder subscribes for a number of Shares that is less than the number of Shares permitted by this Warrant, the Company will forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of the Shares referred to in this Warrant Certificate not then being subscribed for. The Shares so purchased will be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Exercise Price. No fractional shares will be issued on the exercise of this Warrant.

In the event of any subdivision of the common shares of the Company (as those common shares are constituted on the date hereof) into a greater number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as those common shares are constituted on the date hereof) into a lesser number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this Warrant is outstanding, the Company will thereafter deliver, at the time of purchase of the Shares hereunder, the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before the capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, Warrant is outstanding:

(a)	the Company proposes to pay any dividend of any kind on its common shares or make any distribution to the holders of its common shares;

(b)	the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c)	the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d)	there is a voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company must give to the Warrant Holder at least seven days prior written notice (the “Notice”) of the date on which the books of the Company are to close or a record is to be taken for the dividend, distribution, or subscription rights, or for determining rights to vote with respect to the reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation, or winding-up. The Notice will specify, in the case of any dividend, distribution, or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities

3

or other property deliverable on any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation, or winding-up, as the case may be. Each Notice will be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at any other address that the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right on the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 4:00 p.m. local time in Vancouver, British Columbia on March 6, 2006, and from and after that time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER’S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.”

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by one of its directors as of the 6hth day of March, 2003.

CTI DIVERSIFIED HOLDINGS, INC.
Per:

/s/ Don Farnell
Don Farnell, President

SUBSCRIPTION FORM

To:	CTI Diversified Holdings, Inc. (the “Company”)
And to:	The directors of the Company

Pursuant to the Share Purchase Warrant made the 6th day of March, 2003, the undersigned subscribes for and agrees to purchase ____________________________ shares of common stock of the Company having a par value of US$0.0001 (the “Shares”), at a price of US$0.15 per Share for the aggregate sum of US$__________ (the “Subscription Funds”), and encloses herewith: (i) a certified cheque, bank draft, or money order payable to the Company in full payment of the Shares; and (ii) a completed accredited investor questionnaire (attached as Schedule A).

The undersigned requests that:

(a)	the Shares be allotted to the undersigned;

(b)	the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c)	the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d)	a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _______ day of ______________ , 200__.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name(1): ____________________________________________________________________________________
Full Address: ____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
Signature of Subscriber(1): __________________________________________________________________________

If the name above differs from the name of the Subscriber, then please complete the following guarantee:	Signature of Subscriber guaranteed by: ______________________________________________ Authorized Signature Number

(1) NOTE: The signature to this subscription form must correspond with the name as recorded on the Warrant Certificate in every particular without alteration or enlargement or any change whatever. The signature of the person signing this power must be guaranteed in a manner satisfactory to the Company’s transfer agent.

SCHEDULE “A”

ACCREDITED INVESTOR QUESTIONNAIRE

IN THE MATTER OF CTI DIVERSIFIED HOLDINGS, INC. (the “Issuer”)
AND THE SECURITIES ACT (Alberta) (the “Act”)

The undersigned (the “Purchaser”), in connection with the acquisition of securities of the Issuer pursuant to the share purchase warrant dated March 6, 2003 (the “Warrant”), makes the following representations and warranties to the Issuer:

1. the Purchaser is an “accredited investor”, as defined in Multilateral Instrument 45-103 Capital Raising Exemptions, by reason of the fact that the undersigned Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

_________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_________	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada;

_________	(d)
a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_________	(e)
a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

_________	(f)
an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

_________	(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

_________	(h)	a municipality, public board or commission in Canada;

_________	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_________	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

_________	(k)	a registered charity under the Income Tax Act (Canada);

2

_________	(l)
an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_________	(m)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

_________	(n)
a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_________	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

_________	(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

_________	(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons that are accredited investors.

or

2.       the Purchaser is (please place an “X” on the appropriate line or lines):

_________	(a)	a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

_________	(b)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely

(name of director, senior officer or control person)

_________	(c)	a close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
________________________________________________________________________
(name of director, senior officer or control person)

_________	(d)	a close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, namely
________________________________________________________________________
(name of director, senior officer or control person)

3

_________	(e)	a person or company that is wholly-owned by any combination of persons or companies described in paragraphs 2.(a) to 2.(d);

3.      the Purchaser is, as defined in BC Instrument 45-507 Trades to Employees, Executives and Consultants (please place an “X” on the appropriate line or lines):

_________	(a)	an “employee” or “employee administrator”;

_________	(b)	an “executive” or “executive administrator”;

_________	(c)	a “consultant”, “consultant company” or “consultant partnership” (other than an “associated consultant” or an “investor consultant”);

of the Issuer or of an affiliated entity of the Issuer.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the date of acquisition of any securities by the Purchaser upon exercise of the Warrant (a “Closing”). If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to a Closing, the undersigned Purchaser shall give the Issuer immediate written notice thereof.

The Purchaser acknowledges that the Issuer will be relying on this Certificate in connection with the Warrant and any securities issued pursuant thereto.

The statements made in this Certificate are true.

Dated this ______ day of __________________ , 200__.

_______________________________________________
(Signature)

AHC HOLDINGS INC.
(Print Name)

_______________________________________________
(Address)

_______________________________________________
(City/Province/Postal Code)

_______________________________________________
(Area Code/Telephone Number)

SCHEDULE “B”

INVESTMENT LETTER

(Capitalized terms not specifically defined herein will have the meaning ascribed to them in the Share Purchase Warrant to which this Schedule is attached.)

The undersigned, AHC HOLDINGS INC., an Alberta corporation (the “Purchaser”), in connection with the acquisition of securities of CTI Diversified Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the share purchase warrant (“Warrant”) dated March 6, 2003 signs and delivers this Investment Letter to the Company.

The Purchaser understands that the Company is relying on this information in determining to offer securities (the “Securities”) to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Purchaser represents and warrants to and covenants and agrees with the Company as follows:

(a)
The Purchaser is not a “U.S. person” under Rule 902(k) of Regulation S under the Securities Act, and is not acquiring the Securities for the account or benefit of any U.S. person or person in the United States; and the Purchaser, if a natural person, is over 21 years of age and:

	(i)	the Purchaser was outside the United States at the time of signing and delivery of this Investment Letter and the Subscription Agreement;

	(ii)	no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States.

(b)
The Purchaser: (i) has adequate means of providing for its current needs and possible personal contingencies, and has no need for liquidity of its investment, (ii) can bear the economic risk of losing its entire investment, (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the relative risks and merits of its investment in the Securities, (iv) has had an opportunity to ask questions of and receive answers from the Company’s senior management concerning the Company and its business prospects, affairs, and risks, and (v) all documents, books, and records of the Company requested, if any, by the Purchaser pertaining to its investment in the Securities have been made available for inspection or delivery to it and it has read or reviewed and is familiar with and understands the same.

(c)		THE PURCHASER RECOGNIZES, UNDERSTANDS, AND ACKNOWLEDGES THAT THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES, AND THE PURCHASER MAY HAVE TO HOLD THE SECURITIES INDEFINITELY AND MAY NOT BE ABLE TO LIQUIDATE THE INVESTMENT IN THE COMPANY WHEN IT WISHES TO DO

SO, IF AT ALL, BECAUSE, AMONG OTHER THINGS, THERE IS A LIMITED TRADING MARKET FOR THE COMPANY’S COMMON STOCK. IN ADDITION, PURSUANT TO REGULATION “S” UNDER THE SECURITIES ACT, THE PURCHASER GENERALLY IS PROHIBITED FROM OFFERING OR SELLING THE SECURITIES WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSONS FOR AT LEAST ONE YEAR FROM THE CLOSING OF THIS OFFERING.

(d)	The Securities are being acquired solely for the Purchaser’s own benefit and account.

(e)	If the Purchaser decides to offer, sell, or otherwise transfer any of the Securities, it will not offer, sell, or otherwise transfer any of the Securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirement of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)
the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished the Company with an opinion of counsel to that effect in form and substance reasonably satisfactory to the Company.

(f)	The Purchaser understands that the stock certificates representing the Securities will bear a legend in substantially the following form described in Section 5 below.

(g)	The Purchaser agrees not to engage in any hedging transactions involving the Securities unless the Purchaser does so in compliance with the Securities Act.

(h)
The Purchaser has full power and authority to sign and deliver this Investment Letter and to perform its obligations hereunder and this Investment Letter is a legally binding obligation in accordance with its terms.

(i)
The Purchaser has carefully read this Investment Letter and, to the extent it believes necessary, has discussed with its counsel the representations, warranties, and agreements that it is making herein and the limitations on resale of the Securities.

2.       Acquiring Entirely for Own Account

The Purchaser represents and warrants that it is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and without any present intention of selling, offering to sell, or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the Securities Act and any and all applicable state securities or “Blue Sky” laws or pursuant to an exemption therefrom. The Purchaser also represents that the entire legal and beneficial interest of the Securities that it is purchasing is being purchased for, and will be held for, the Purchaser’s account only, and neither in whole nor in part for any other person or entity.

3.       Information Concerning the Company

The Purchaser acknowledges that it has received all information that it deems necessary and appropriate to enable it to evaluate the financial risk inherent in acquiring the Securities, including the documents and materials reasonably necessary to evaluate an investment in the Company. The Purchaser further acknowledges that it has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

4.       Restricted Securities

The Purchaser acknowledges that the Company has hereby disclosed to the Purchaser in writing:

(a)
The Securities have not been registered under the Securities Act or the securities laws of any state of the United States, and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.       Legend

The Purchaser agrees that all of the Securities will have endorsed thereon a legend to the following effect:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE,

AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

6.       Transfers

The Company agrees to refuse to register any transfer of the Securities not made in (i) accordance with Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act.

7.       Counterparts

This Investment Letter may be signed by the parties in counterparts, each of which so signed will be deemed to be an original, and the counterparts together will constitute one and the same instrument despite the date of signing and will be deemed to bear the later date of any counterparts.

Dated this ______ day of __________________ , 200__.

_______________________________________________
(Name of Purchaser – please print)

By:____________________________________________
(Authorized Signature)

_______________________________________________
(Official Capacity or Title – please print)

_______________________________________________
(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above)

MEMORANDUM OF AGREEMENT entered into this 27 day of March, 2003.

BETWEEN:
CTI DIVERSIFIED HOLDINGS INC.
(hereinafter referred to as "the Lender")
OF THE FIRST PART

- and -

FLOWRAY INC. and FLOWSTAR TECHNOLOGIES INC.
(hereinafter referred to as "the Borrowers")

OF THE SECOND PART

               WHEREAS the Borrowers have requested the Lender to provide funding for operations, and the Lender is prepared to advance funds to the Borrowers from time to time on the terms and subject to the conditions hereinafter set forth;

              AND WHEREAS the Borrowers have already received payments from William B. Cooper on January 31, 2003 in the amount of $50,000.00 and on February 13, 2003 in the amount of $100,000.00 (the “Cooper Funds”);

              AND WHEREAS the Lender has paid William B. Cooper the Cooper Funds;

              NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree with each other, except as otherwise stated, as follows:

1.              The parties hereto acknowledge and agree that from time to time the Borrowers will request funding from the Lender for operating purposes. Each request for funding by the Borrowers shall be first approved by the Lender who can refuse to approve any such request for any reason whatsoever.

2.              Upon approval by the Lender of each funding request by the Borrowers, and prior to the advance of each funding request, the Borrowers shall complete, date, execute and provide to the Lender a promissory note for each advance, with each promissory note to be in the form as the promissory note attached hereto as Schedule “A” (the “Promissory Notes”).

3.              The Borrowers shall pay interest to the Lender on the Promissory Notes at the rate of 5% per annum, calculated monthly on the last day of the month, not in advance, from the date of each Promissory Note on the outstanding balance owing on the Promissory Notes until the full amount owing on the Promissory Notes, including interest, is paid in full.

4.              The Promissory Notes shall be paid by the Borrowers to the Lender as follows:

25% of the balance owing on the Promissory Notes	March 30, 2004
25% of the balance owing on the Promissory Notes	September 30, 2004
25% on the balance owing on the Promissory Notes	March 30, 2005
Balance together with all accrued interest	September 30, 2005

5.              The place of repayment of the Promissory Notes shall be at 614 East 21st Avenue, Vancouver, British Columbia, V5V 1R7, or such other address as is notified by the Lender to the Borrowers in writing.

6.               Each of the Borrowers represent and warrant to the Lender the following:

(a)	The Borrowers are corporations duly incorporated, validly existing and duly registered or qualified to carry on business in the Province of Alberta;

(b)
The execution, delivery and performance by the Borrowers of this Agreement have been duly authorized by all necessary actions and do not violate its constating documents or any applicable laws or agreements to which it is subject or by which it is bound.

7.              Each of the Borrowers covenant and agree with the Lender, while this Agreement is in effect, the following:

(a)	The Borrowers will not incur any further capital expenditures in excess of $100,000.00;

(b)	The Borrowers shall not consent to or facilitate a change in the ownership of the shares of the Borrowers;

(c)	The Directors of the Borrowers shall not declare any dividends;

(d)	The Borrowers shall not advance any loans to any shareholders or any person, and

(e)	The Borrowers shall not sell, transfer, convey, lease or otherwise dispose of any of its properties or assets other than in the ordinary course of business and on commercially reasonable terms;

without the prior written consent of the Lender, such consent not to be unreasonably withheld.

8.              The Borrowers further covenant and agree with the Lender, while this Agreement is in effect, to provide the Lender with annual financial statements for the Borrowers within 60 days of the Borrowers’ fiscal year end, which statements shall be reviewed by an accountant who shall provide a “Notice to Reader” report in respect of the same.

9.              As security for the repayment to the Lender of the Promissory Notes, and all other sums owing to the Lender pursuant to this Agreement, the Borrowers shall provide contemporaneously with the execution of this Agreement the following:

(a)	A general security agreement, in the form attached hereto as Schedule “B” (the “General Security Agreement”); and

(b)	A Postponement by Mr. Gregory Burghardt in favour of the Lender in the form attached hereto as Schedule “C”;

10.              The Lender shall obtain from William B. Cooper an acknowledgement in writing that the Cooper Funds have been repaid in full and that William B. Cooper has no claim against the Borrowers on account of the Cooper Funds. Upon receipt of the acknowledgement, the Borrowers shall complete, date, execute and provide to the Lender a Promissory Note in the amount of $150,000.00 to be in the form as the Promissory Note attached hereto as Schedule “A”.

11.              Each of the parties shall, upon the reasonable request of the other parties, make, do, execute or cause to be made, done, or executed all such further and other lawful acts, deeds, things, documents and assurances of whatsoever nature and kind for the better or more perfect or absolute performance of the terms and conditions of this Agreement.

12.              This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one in the same Agreement.

13.              This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta, and the parties hereto submit to the jurisdiction of the Courts in the Province of Alberta.

14.              This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

              IN WITNESS WHEREOF the parties have hereunto set their hands and affixed their seals as of the day and year first above written.

CTI DIVERSIFIED HOLDINGS INC.

Per: /s/

FLOWRAY INC.

Per: /s/

FLOWSTAR TECHNOLOGIES INC.

Per: /s/

THIS AGREEMENT DATED THE 27th DAY OF MARCH, 2003

BETWEEN:

CTI DIVERSIFIED HOLDINGS INC.

- and -

FLOWRAY INC. and
FLOWSTAR TECHNOLOGIES INC.

LOAN AGREEMENT

REYNOLDS, MIRTH, RICHARDS & FARMER LLP
Barristers & Solicitors
3200 Manulife Place
10180 - 101 Street
Edmonton, Alberta
T5J 3W8
100525-001-030 DNT

Schedule “A”

PROMISSORY NOTE

CND$ __________________
Dated: __________________

FOR VALUE RECEIVED, FLOWRAY INC. and FLOWSTAR TECHNOLOGIES INC. (collectively, the “Borrowers”), both companies incorporated under the laws of Alberta and having an office c/o 8709 - 50 Avenue, Edmonton, Alberta, T6E 5H4, jointly and severally promise to pay to the order of CTI DIVERSIFIED HOLDINGS, INC. (the “Lender”), c/o 614 East 21st Avenue, Vancouver, British Columbia, V5V 1R7, the principal sum as stated above of lawful money of Canada, together with interest at the rate of 5% per annum, calculated monthly on the last day of the month not in advance from the date of advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid. The principal and all accrued and unpaid interest are payable to the Lender as follows:

25% of the Principle Amount	March 30, 2004
25% of the Principle Amount	September 30, 2004
25% of the Principle Amount	March 30, 2005
Balance together with all accrued interest	September 30, 2005

The borrowers may from time to time repay all or any part of the principal that remains unpaid, together with applicable interest on the principal so paid to the date of payment without notice or bonus.

THE BORROWERS waive demand and presentment for payment, notice of non-payment, protest, and notice of protest of this Note.

THE CORPORATE SEAL OF	)
FLOWRAY INC.	)
was affixed in the presence of:	)
)
)
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL OF	)
FLOWSTAR TECHNOLOGIES INC.	)
was affixed in the presence of:	)
)
)
Authorized Signatory	)
)
)
Authorized Signatory	)

Schedule “B”

GENERAL SECURITY AGREEMENT

This Agreement in writing made between:

FLOWRAY INC. and FLOWSTAR TECHNOLOGIES INC.
(hereinafter collectively called the “Debtor”)

- and -

CTI DIVERSIFIED HOLDINGS, INC.
(hereinafter called the “Secured Party”)

1.		SECURITY INTEREST

1.1	(a)
For value received, the Debtor hereby transfers, mortgages, grants and assigns to the Secured Party, and grants a security interest (the “Security Interest”) to the Secured Party in all of the present and after-acquired personal property of the Debtor (or in which the Debtor now or anytime hereafter has or acquires rights) of any and all kinds whatsoever. Without limiting the generality of the foregoing, the Security Interest herein granted extends to all present and after-acquired Goods, (including allparts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not) Instruments, Intangibles and Securities which the Debtor now or hereafter may own or in which the Debtor acquires an interest or rights (including without limitations such as may be returned to or repossessed by the Debtor) and all Proceeds and renewals thereof, Accessions thereto and substitutions therefor; and the personal property in which the Security Interest is granted hereby is collectively herein referred to as the "Collateral".

(b)
In this Agreement, the terms “Goods”, “Chattel Paper”, “Documents of Title”, “Equipment”, “Consumer Goods”, “Instruments”, “Intangibles”, “Securities”, “Proceeds”, “Inventory”, and “Accession”, whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of Alberta as amended from time to time, which Act including amendments thereto, and any Acts substituted therefor and amendments thereto is herein referred to as the “PPSA”. The term, “Inventory” when used herein shall include livestock and the young thereof after conception and crops that become crops within one year of execution of this Security Agreement. Any reference herein to “Collateral” shall, unless the context otherwise requires, be deemed to be a reference to “Collateral or any part thereof”. The term “Proceeds” whenever used herein and interpreted as above shall by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts, and any other personal property or obligation received when such Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of.

(c)
The Security Interest granted hereby shall not extend to or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

2.         INDEBTEDNESS SECURED

            The Security Interest as granted hereby secures payment and satisfaction of any and all obligations, indebtedness and liability whatsoever of the Debtor to the Secured Party (including interest thereon and legal fees and disbursements on a solicitor-and-his-own-client basis), present or future, direct or indirect, absolute, or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called “Indebtedness”). If the Security Interest in the Collateral is not sufficient, in the event of Default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that the Debtor shall continue to be liable for any Indebtedness remaining outstanding and the Secured Party shall be entitled to have and pursue full payment thereof.

3.         REPRESENTATIONS AND WARRANTIES OF DEBTOR

            The Debtor represents and warrants, and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant, to the Secured Party that:

(a)
The Collateral is genuine and owned by the Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances (hereinafter collectively called the “Encumbrances”) save for the Security Interest and those encumbrances shown on Schedule “A” hereto or hereafter approved in writing by the Secured Party prior to their creation or assumption; and further that none of the Collateral has been sold, transferred, assigned, conveyed or otherwise disposed of by the Debtor; and

(b)
Each debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (“Account debtor”) and the amount represented by the Debtor to the Secured Party from time to time as owing by each Account debtor or by all Account debtors will be the correct amount actually and unconditionally owing by such Account debtor or Account debtors, except for normal cash discounts where applicable, and no Account debtor will have any defence, set-off, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce Collateral or otherwise.

Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all crops and all oil, gas or other materials to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations.

4.          COVENANT OF THE DEBTOR

             So long as this Security Agreement remains in effect the Debtor covenants and agrees with Secured Party:

(a)
To defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to keep the Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule “A” or hereafter approved in writing by the Secured Party, prior to their creation and assumption; and not to sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; provided always that, until default, the Debtor may, in the ordinary course of the Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use monies available to the Debtor.

(b)	To notify the Secured Party promptly of:

	(i)	any change in the information contained herein or in the schedule hereto relating to the Debtor, the Debtor's business or the Collateral;

	(ii)	the details of any significant acquisition of Collateral;

	(iii)	the details of any claims or litigation effecting the Debtor or the Collateral;

	(iv)	any loss or damage to the Collateral;

	(v)	any default by any Account debtor in payment or other performance of his obligations with respect of the Collateral; and

	(vi)	the return to or repossession by the Debtor of any Collateral.

(c)
To keep the Collateral in good order, condition and repair and not to use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

(d)
To do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by the Secured Party of or in respect of the Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

(e)
To pay all taxes, rates, levies, duties, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable;

(f)
To insure the Collateral for such periods, in such amounts, in such terms and against loss or damage by fire and such other risks as the Secured Party shall reasonably direct with loss payable firstly to the Secured Party in form and manner acceptable to the Secured Party and to pay all premiums therefor; to prevent the Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an Accession to other property not covered by this Security Agreement;

(h)
To carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor’s business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at the Secured Party’s requests so as to indicate the Security Interest;

(i)	To deliver to the Secured Party from time to time promptly on request:

	(i)	any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral;

(ii)
all books of accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same or in the event of Default for such other purposes as the Secured Party may require;

	(iii)	all financial statements prepared by or for the Debtor regarding the Debtor's business;

	(iv)	all policies and certificates of insurance relating to Collateral; and

	(v)	such information concerning the Collateral, the Debtor and the Debtor’s business and affairs as the Secured Party may reasonably request.

5.          USE AND VERIFICATION OF COLLATERAL

             Subject to compliance with the Debtor’s covenants contained herein and Clause 7 hereof, the Debtor may, until Default, possess, operate, collect, use and enjoy and deal with the Collateral in the ordinary course of the Debtor’s business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner that the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where Collateral may be located and to all premises occupied by the Debtor.

6.          SECURITIES

             If the Collateral at any time includes Securities, the Debtor authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee so that the Secured Party or its nominee may appear of record as the sole owner thereof; provided that, until Default, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by it or its nominee as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such security. After Default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee as such registered owner and agrees that no proxy issued by the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

7.          COLLECTION OF DEBTS

             Before or after Default under this Security Agreement, the Secured Party may notify all or any Account debtors of the security interest and may also direct such Account debtors to make all payments on Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from Account debtors, whether before or after notification of this Security Interest to the Account debtors and whether before or after default under this Security Agreement shall be received and be held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request.

8.          INCOME FROM AN INTEREST ON COLLATERAL

(a)
Until Default, the Debtor reserves the right to receive any monies constituting income or interest on Collateral and if the Secured Party receives any such monies prior to default, the Secured Party shall either credit the same to the account of the Debtor or pay the same promptly to the Debtor.

(b)
After Default, the Debtor will not request or receive any monies constituting income from or interest on Collateral and if the Debtor receives any such monies without any request by it, the Debtor will pay the same promptly to the Secured Party.

9.          DISPOSITION OF MONIES

             Subject to any applicable requirements of the PPSA, all monies collected or received by the Secured Party pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a Collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party hereunder, and any surplus shall be accounted for as required by law.

10.          EVENTS OF DEFAULT

             The happening of any of the following events or conditions shall constitute default hereunder (and is herein referred to as a “Default”):

(a)
The non-payment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between the Debtor and the Secured Party;

(b)	The death of or a declaration of incompetency by a Court of competent jurisdiction with respect to the Debtor, if an individual;

(c)
The bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by the Debtor; the appointment of a receiver or trustee for the Debtor or for any assets of the Debtor or the institution by or against the Debtor of any other type of insolvency proceeding under the Bankruptcy Act or otherwise;

(d)	If the Debtor is a company, the commencement of proceedings under or the taking of any benefit by the Debtor under any statute providing for winding up or for companies creditors arrangements;

(e)	The institution by or against the Debtor of any formal or informal proceeding for the dissolution or liquidation or settlement of claims against or winding up of the affairs of the Debtor;

(f)	If any encumbrance effecting Collateral becomes enforceable against the Collateral;

(g)
If the Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

(h)
If any execution, sequestration, extant or other process of any court becomes enforceable against the Debtor or if a distress or analogous process is levied upon the assets of the Debtor or any part thereof;

(i)
If any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of the Debtor pursuant to or in connection with this Security Agreement, or otherwise, (including, without limitation, the representations and warranties contained herein) or as an inducement to the Secured Party to extend any credit to or to enter into this or any other agreement with the Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against the Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to the Secured Party at or prior to the time of such extension.

11.          ACCELERATION

             In the event of a Default, the Debtor shall have a period of 60 days from the occurrence of the Default to cure or remedy the Default. If the Default is not cured or remedied within the said 60 days, the Secured Party, in its sole discretion may declare all or any of the indebtedness to be immediately due and payable upon demand being made to the Debtor.

12.          REMEDIES

(a)
Upon Default, the Secured Party may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Secured Party or not, to be a Receiver or Receivers (hereinafter called a “Receiver” which term when used herein shall include a Receiver and Manager) of the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed to be the agent of the Debtor and not of the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence, or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Debtor, enter upon, use and occupy all premises owned or occupied by the Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the Debtor's business or as security for loans or advances to enable him to carry on the Debtor's business or otherwise, as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by the Secured Party, all monies received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to the Secured Party. Every such Receiver, may, in the discretion of the Secured Party, be vested with all and any of the rights and powers of the Secured Party.

(b)	Upon Default, the Secured Party may, either directly or through its agent or nominee, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing subclause (a).

(c)
The Secured Party may take possession, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon Default, the Secured Party may sell, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as the Secured Party in its sole discretion determines.

(d)
In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party and in addition to any other rights the Secured Party may have at law or in equity, the Secured Party shall have, both before and after default, all rights and remedies of a Secured Party under the PPSA. Provided always, that the Secured Party shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, the Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or Proceeds and whether or not in the Secured Party’s possession and shall not be liable or accountable for failure to do so.

(e)
The Debtor acknowledges that the Secured Party or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Secured Party or any such Receiver to assemble and deliver possession of Collateral as such place or places as directed.

(f)
The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver appointed by it, whether directly or for services rendered (including without limitation legal fees and disbursements on a solicitor-and-his-own-client basis and auditor's costs and legal fees and disbursements incurred by the Receiver (on a solicitor-and-his-own-client basis) and the Receiver’s remuneration), in operating the Debtor’s accounts, in preparing or enforcing this Security Agreement, taking custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and enforcing or collecting Indebtedness and all such costs, charges and expenses, together with monies owing as a result of any borrowing by the Secured Party or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

(g)
The Secured Party will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the PPSA.

13.          MISCELLANEOUS

(a)
The Debtor hereby authorizes the Secured Party to file such financing statements, financing change statements, and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted encumbrances effecting Collateral or identifying the locations at which the Debtor’s business is carried on and Collateral and records relating thereto are situate) as the Secured Party may deem appropriate to perfect and continue the security interest, to protect and preserve its interest in Collateral and to realize upon the Security Interest and the Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the Secured Party with a true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

(b)
Without limiting any other right of the Secured Party, whenever Indebtedness is immediately due and payable or the Secured Party has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may, in its sole discretion, set off against Indebtedness any and all monies owed to the Debtor by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party’s records subsequently thereto.

(c)
Upon the Debtor’s failure to perform any of its duties or obligations hereunder, the Secured Party may (but shall not be obligated to) perform any or all of such duties or obligations, and the Debtor shall pay to the Secured Party, forthwith upon written demand therefor, an amount equal to the expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of Eighteen (18%) per cent per annum.

(d)
The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party’s right to hold and realize the Security Interest. Furthermore, the Secured Party may demand, collect and sue on Collateral in either the Debtor’s or the Secured Part’s name, at the Secured Party’s option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral or Proceeds thereof.

(e)
No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the Secured Party may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

(f)
The Debtor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and, subject to Clause 13 (g) hereof, notice of any other action taken by the Secured Party.

(g)
This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Secured Party. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

(h)
Save for any schedules which may be added hereto pursuant to the provisions hereof, no modifications, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(i)
Subject to the requirements of Clause 13 (g) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given only if delivered to the party for whom it is intended at the principal address of such party herein set forth as changed pursuant hereto or if sent by prepaid registered mail addressed to the party for whom it is intended at the principal address of such party herein set forth or as changed pursuant hereto. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

(j)
This Security Agreement and the security afforded hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and is, and is intended to be, a continuing Security Agreement and shall remain in full force and effect until discharged by the Secured Party.

(k)
The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

(l)
When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

(m)
In the event of any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and conditions of this Security Agreement shall remain in full force and effect.

(n)
Nothing herein contained shall in any way obligate the Secured Party to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness or to lend or advance any monies whatsoever to the Debtor or the Debtor's account.

(o)	The Security Interest created hereby is intended to attach when this Security Agreement is signed by the Debtor and delivered to the Secured Party.

(p)
In this Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Alberta as the same may from time to time be in effect, including, where applicable, the PPSA.

14.          COPY OF AGREEMENT

               The Debtor hereby acknowledges receipt of a copy of this Security Agreement.

15.          COPY OF FINANCING STATEMENTS

             The Debtor hereby waives any and all rights the Debtor has or may have now or hereafter to receive or be given copies of any financing statement or financing change statement filed by or for the Secured Party.

             IN WITNESS WHEREOF the Debtor has hereunto affixed its corporate seal by the hand of its proper officer this _______ day of ___________ , 2003.

FLOWRAY INC.

Per: _________________________________________

FLOWSTAR TECHNOLOGIES INC.

Per: _________________________________________

SCHEDULE “A”

(Encumbrances Affecting Collateral)

nil

Schedule “C”

POSTPONEMENT

          Subject to what is set out below, Gregory Burghardt hereby agrees to the postponement of his rights as holder of security interests from Flowray Inc. and Flowstar Technologies Inc. (collectively the "Debtor") under and pursuant to a certain Financing Statement filed at the Alberta Personal Property Registry on the 27th day of June, 2002 as No. 02062710203 and all security agreements and security interests held by him on the property of the Debtor to all the rights and security interests held by CTI Diversified Holdings, Inc. as described in the Financing Statement filed at the Personal Property Registry on the 14th day of March, 2003 as No. 03031423290, and security agreements perfected thereby.

          Notwithstanding what is set out above, Gregory Burghardt shall be entitled and authorized to withdraw the sum of $65,032.70 from the Debtor, and obtain reimbursement from the Debtor for expenses incurred in the ordinary course of business in priority to the security interests of CTI Diversified Holdings, Inc.

                    Dated this _____ day of _________________ , 2003.

_______________________________________	_______________________________________
Witness as to the signature of	GREGORY BURGHARDT
Gregory Burghardt

AFFIDAVIT OF EXECUTION

C A N A D A	) I, _____________________, of the
PROVINCE OF ALBERTA	) City of Edmonton, in the
TO WIT:	) Province of Alberta,
) MAKE OATH AND SAY:

1.             THAT I was personally present and did see Gregory Burghardt named in the annexed instrument, on the basis of the identification provided to me, duly sign and execute the same for the purpose named therein.

2.             THAT the same was executed at the City of Edmonton, in the Province of Alberta, and that I am the subscribing witness thereto.

3.             THAT I know the said Gregory Burghardt and he is in my belief of the full age of eighteen years.

SWORN BEFORE ME at the	)
City of Edmonton,	)
in the Province of Alberta,	)
this _____ day of	)
_______________________, 2003.	)
) _____________________________________________
____________________________________	)
A COMMISSIONER FOR OATHS IN AND	)
FOR THE PROVINCE OF ALBERTA	)

GENERAL SECURITY AGREEMENT

This Agreement in writing made between:

FLOWRAY INC. and FLOWSTAR TECHNOLOGIES INC.
(hereinafter collectively called the “Debtor”)

- and -

CTI DIVERSIFIED HOLDINGS, INC.
(hereinafter called the “Secured Party”)

1.          SECURITY INTEREST

1.1	(a)
For value received, the Debtor hereby transfers, mortgages, grants and assigns to the Secured Party, and grants a security interest (the “Security Interest”) to the Secured Party in all of the present and after-acquired personal property of the Debtor (or in which the Debtor now or anytime hereafter has or acquires rights) of any and all kinds whatsoever. Without limiting the generality of the foregoing, the Security Interest herein granted extends to all present and after-acquired Goods, (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not) Instruments, Intangibles and Securities which the Debtor now or hereafter may own or in which the Debtor acquires an interest or rights (including without limitations such as may be returned to or repossessed by the Debtor) and all Proceeds and renewals thereof, Accessions thereto and substitutions therefor; and the personal property in which the Security Interest is granted hereby is collectively herein referred to as the "Collateral".

(b)
In this Agreement, the terms “Goods”, “Chattel Paper”, “Documents of Title”, “Equipment”, “Consumer Goods”, “Instruments”, “Intangibles”, “Securities”, “Proceeds”, “Inventory”, and “Accession”, whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of Alberta as amended from time to time, which Act including amendments thereto, and any Acts substituted therefor and amendments thereto is herein referred to as the “PPSA”. The term, “Inventory” when used herein shall include livestock and the young thereof after conception and crops that become crops within one year of execution of this Security Agreement. Any reference herein to “Collateral” shall, unless the context otherwise requires, be deemed to be a reference to “Collateral or any part thereof”. The term “Proceeds” whenever used herein and interpreted as above shall by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts, and any other personal property or obligation received when such Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of.

(c)
The Security Interest granted hereby shall not extend to or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

2.          INDEBTEDNESS SECURED

             The Security Interest as granted hereby secures payment and satisfaction of any and all obligations, indebtedness and liability whatsoever of the Debtor to the Secured Party (including interest thereon and legal fees and disbursements on a solicitor-and-his-own-client basis), present or future, direct or indirect, absolute, or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called “Indebtedness”). If the Security Interest in the Collateral is not sufficient, in the event of Default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that the Debtor shall continue to be liable for any Indebtedness remaining outstanding and the Secured Party shall be entitled to have and pursue full payment thereof.

3.          REPRESENTATIONS AND WARRANTIES OF DEBTOR

             The Debtor represents and warrants, and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant, to the Secured Party that:

(a)
The Collateral is genuine and owned by the Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances (hereinafter collectively called the “Encumbrances”) save for the Security Interest and those encumbrances shown on Schedule “A” hereto or hereafter approved in writing by the Secured Party prior to their creation or assumption; and further that none of the Collateral has been sold, transferred, assigned, conveyed or otherwise disposed of by the Debtor; and

(b)
Each debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (“Account debtor”) and the amount represented by the Debtor to the Secured Party from time to time as owing by each Account debtor or by all Account debtors will be the correct amount actually and unconditionally owing by such Account debtor or Account debtors, except for normal cash discounts where applicable, and no Account debtor will have any defence, set-off, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce Collateral or otherwise.

Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all crops and all oil, gas or other materials to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations.

4.          COVENANT OF THE DEBTOR

             So long as this Security Agreement remains in effect the Debtor covenants and agrees with Secured Party:

(a)
To defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to keep the Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule “A” or hereafter approved in writing by the Secured Party, prior to their creation and assumption; and not to sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; provided always that, until default, the Debtor may, in the ordinary course of the Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use monies available to the Debtor.

(b)	To notify the Secured Party promptly of:

	(i)	any change in the information contained herein or in the schedule hereto relating to the Debtor, the Debtor's business or the Collateral;

	(ii)	the details of any significant acquisition of Collateral;

	(iii)	the details of any claims or litigation effecting the Debtor or the Collateral;

	(iv)	any loss or damage to the Collateral;

	(v)	any default by any Account debtor in payment or other performance of his obligations with respect of the Collateral; and

	(vi)	the return to or repossession by the Debtor of any Collateral.

(c)
To keep the Collateral in good order, condition and repair and not to use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

(d)
To do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by the Secured Party of or in respect of the Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

(e)
To pay all taxes, rates, levies, duties, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable;

(f)
To insure the Collateral for such periods, in such amounts, in such terms and against loss or damage by fire and such other risks as the Secured Party shall reasonably direct with loss payable firstly to the Secured Party in form and manner acceptable to the Secured Party and to pay all premiums therefor; to prevent the Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an Accession to other property not covered by this Security Agreement;

(h)
To carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor’s business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at the Secured Party’s requests so as to indicate the Security Interest;

(i)	To deliver to the Secured Party from time to time promptly on request:

	(i)	any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral;

(ii)
all books of accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same or in the event of Default for such other purposes as the Secured Party may require;

	(iii)	all financial statements prepared by or for the Debtor regarding the Debtor's business;

	(iv)	all policies and certificates of insurance relating to Collateral; and

	(v)	such information concerning the Collateral, the Debtor and the Debtor’s business and affairs as the Secured Party may reasonably request.

5.          USE AND VERIFICATION OF COLLATERAL

             Subject to compliance with the Debtor’s covenants contained herein and Clause 7 hereof, the Debtor may, until Default, possess, operate, collect, use and enjoy and deal with the

Collateral in the ordinary course of the Debtor’s business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner that the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where Collateral may be located and to all premises occupied by the Debtor.

6.          SECURITIES

             If the Collateral at any time includes Securities, the Debtor authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee so that the Secured Party or its nominee may appear of record as the sole owner thereof; provided that, until Default, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by it or its nominee as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such security. After Default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee as such registered owner and agrees that no proxy issued by the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

7.          COLLECTION OF DEBTS

             Before or after Default under this Security Agreement, the Secured Party may notify all or any Account debtors of the security interest and may also direct such Account debtors to make all payments on Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from Account debtors, whether before or after notification of this Security Interest to the Account debtors and whether before or after default under this Security Agreement shall be received and be held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request.

8.          INCOME FROM AN INTEREST ON COLLATERAL

(a)
Until Default, the Debtor reserves the right to receive any monies constituting income or interest on Collateral and if the Secured Party receives any such monies prior to default, the Secured Party shall either credit the same to the account of the Debtor or pay the same promptly to the Debtor.

(b)
After Default, the Debtor will not request or receive any monies constituting income from or interest on Collateral and if the Debtor receives any such monies without any request by it, the Debtor will pay the same promptly to the Secured Party.

9.          DISPOSITION OF MONIES

             Subject to any applicable requirements of the PPSA, all monies collected or received by the Secured Party pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a Collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party hereunder, and any surplus shall be accounted for as required by law.

10.          EVENTS OF DEFAULT

               The happening of any of the following events or conditions shall constitute default hereunder (and is herein referred to as a “Default”):

(a)
The non-payment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between the Debtor and the Secured Party;

(b)	The death of or a declaration of incompetency by a Court of competent jurisdiction with respect to the Debtor, if an individual;

(c)
The bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by the Debtor; the appointment of a receiver or trustee for the Debtor or for any assets of the Debtor or the institution by or against the Debtor of any other type of insolvency proceeding under the Bankruptcy Act or otherwise;

(d)	If the Debtor is a company, the commencement of proceedings under or the taking of any benefit by the Debtor under any statute providing for winding up or for companies creditors arrangements;

(e)	The institution by or against the Debtor of any formal or informal proceeding for the dissolution or liquidation or settlement of claims against or winding up of the affairs of the Debtor;

(f)	If any encumbrance effecting Collateral becomes enforceable against the Collateral;

(g)
If the Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

(h)
If any execution, sequestration, extant or other process of any court becomes enforceable against the Debtor or if a distress or analogous process is levied upon the assets of the Debtor or any part thereof;

(i)
If any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of the Debtor pursuant to or in connection with this Security Agreement, or otherwise, (including, without limitation, the representations and warranties contained herein) or as an inducement to the Secured Party to extend any credit to or to enter into this or any other agreement with the Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against the Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to the Secured Party at or prior to the time of such extension.

11.          ACCELERATION

               In the event of a Default, the Debtor shall have a period of 60 days from the occurrence of the Default to cure or remedy the Default. If the Default is not cured or remedied within the said 60 days, the Secured Party, in its sole discretion may declare all or any of the indebtedness to be immediately due and payable upon demand being made to the Debtor.

12.          REMEDIES

(a)
Upon Default, the Secured Party may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Secured Party or not, to be a Receiver or Receivers (hereinafter called a “Receiver” which term when used herein shall include a Receiver and Manager) of the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed to be the agent of the Debtor and not of the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence, or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Debtor, enter upon, use and occupy all premises owned or occupied by the Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the Debtor's business or as security for loans or advances to enable him to carry on the Debtor's business or otherwise, as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by the Secured Party, all monies received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to the Secured Party. Every such Receiver, may, in the discretion of the Secured Party, be vested with all and any of the rights and powers of the Secured Party.

(b)	Upon Default, the Secured Party may, either directly or through its agent or nominee, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing subclause (a).

(c)
The Secured Party may take possession, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon Default, the Secured Party may sell, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as the Secured Party in its sole discretion determines.

(d)
In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party and in addition to any other rights the Secured Party may have at law or in equity, the Secured Party shall have, both before and after default, all rights and remedies of a Secured Party under the PPSA. Provided always, that the Secured Party shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, the Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or Proceeds and whether or not in the Secured Party’s possession and shall not be liable or accountable for failure to do so.

(e)
The Debtor acknowledges that the Secured Party or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from the Secured Party or any such Receiver to assemble and deliver possession of Collateral as such place or places as directed.

(f)
The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver appointed by it, whether directly or for services rendered (including without limitation legal fees and disbursements on a solicitor-and-his-own-client basis and auditor's costs and legal fees and disbursements incurred by the Receiver (on a solicitor-and-his-own-client basis) and the Receiver’s remuneration), in operating the Debtor’s accounts, in preparing or enforcing this Security Agreement, taking custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and enforcing or collecting Indebtedness and all such costs, charges and expenses, together with monies owing as a result of any borrowing by the Secured Party or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

(g)
The Secured Party will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the PPSA.

13.          MISCELLANEOUS

(a)
The Debtor hereby authorizes the Secured Party to file such financing statements, financing change statements, and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted encumbrances effecting Collateral or identifying the locations at which the Debtor’s business is carried on and Collateral and records relating thereto are situate) as the Secured Party may deem appropriate to perfect and continue the security interest, to protect and preserve its interest in Collateral and to realize upon the Security Interest and the Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the Secured Party with a true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

(b)
Without limiting any other right of the Secured Party, whenever Indebtedness is immediately due and payable or the Secured Party has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may, in its sole discretion, set off against Indebtedness any and all monies owed to the Debtor by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party’s records subsequently thereto.

(c)
Upon the Debtor’s failure to perform any of its duties or obligations hereunder, the Secured Party may (but shall not be obligated to) perform any or all of such duties or obligations, and the Debtor shall pay to the Secured Party, forthwith upon written demand therefor, an amount equal to the expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of Eighteen (18%) per cent per annum.

(d)
The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party’s right to hold and realize the Security Interest. Furthermore, the Secured Party may demand, collect and sue on Collateral in either the Debtor’s or the Secured Part’s name, at the Secured Party’s option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral or Proceeds thereof.

(e)
No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the Secured Party may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

(f)
The Debtor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and, subject to Clause 13 (g) hereof, notice of any other action taken by the Secured Party.

(g)
This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Secured Party. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

(h)
Save for any schedules which may be added hereto pursuant to the provisions hereof, no modifications, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(i)
Subject to the requirements of Clause 13 (g) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given only if delivered to the party for whom it is intended at the principal address of such party herein set forth as changed pursuant hereto or if sent by prepaid registered mail addressed to the party for whom it is intended at the principal address of such party herein set forth or as changed pursuant hereto.

Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

(j)
This Security Agreement and the security afforded hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and is, and is intended to be, a continuing Security Agreement and shall remain in full force and effect until discharged by the Secured Party.

(k)
The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

(l)
When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

(m)
In the event of any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and conditions of this Security Agreement shall remain in full force and effect.

(n)
Nothing herein contained shall in any way obligate the Secured Party to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness or to lend or advance any monies whatsoever to the Debtor or the Debtor's account.

(o)	The Security Interest created hereby is intended to attach when this Security Agreement is signed by the Debtor and delivered to the Secured Party.

(p)
In this Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Alberta as the same may from time to time be in effect, including, where applicable, the PPSA.

14.          COPY OF AGREEMENT

               The Debtor hereby acknowledges receipt of a copy of this Security Agreement.

15.          COPY OF FINANCING STATEMENTS

               The Debtor hereby waives any and all rights the Debtor has or may have now or hereafter to receive or be given copies of any financing statement or financing change statement filed by or for the Secured Party.

               IN WITNESS WHEREOF the Debtor has hereunto affixed its corporate seal by the hand of its proper officer this 27th day of March, 2003.

FLOWRAY INC.

Per:
________/s/_______________________

FLOWSTAR TECHNOLOGIES INC.

Per:
________/s/_______________________

SCHEDULE “A”

(Encumbrances Affecting Collateral)

nil

POSTPONEMENT

     Subject to what is set out below, Gregory Burghardt hereby agrees to the postponement of his rights as holder of security interests from Flowray Inc. and Flowstar Technologies Inc. (collectively the "Debtor") under and pursuant to a certain Financing Statement filed at the Alberta Personal Property Registry on the 27th day of June, 2002 as No. 02062710203 and all security agreements and security interests held by him on the property of the Debtor to all the rights and security interests held by CTI Diversified Holdings, Inc. as described in the Financing Statement filed at the Personal Property Registry on the 14th day of March, 2003 as No. 03031423290, and security agreements perfected thereby.

     Notwithstanding what is set out above, Gregory Burghardt shall be entitled and authorized to withdraw the sum of $65,032.70 from the Debtor, and obtain reimbursement from the Debtor for expenses incurred in the ordinary course of business in priority to the security interests of CTI Diversified Holdings, Inc.

Dated this 27th day of March, 2003.

/s/ .	/s/ .
Witness as to the signature of	GREGORY BURGHARDT
Gregory Burghardt

AFFIDAVIT OF EXECUTION

C A N A D A	) I, _____________________, of the
PROVINCE OF ALBERTA	) City of Edmonton, in the
TO WIT:	) Province of Alberta,
) MAKE OATH AND SAY:

1.                 THAT I was personally present and did see Gregory Burghardt named in the annexed instrument, on the basis of the identification provided to me, duly sign and execute the same for the purpose named therein.

2.                 THAT the same was executed at the City of Edmonton, in the Province of Alberta, and that I am the subscribing witness thereto.

3.                 THAT I know the said Gregory Burghardt and he is in my belief of the full age of eighteen years.

SWORN BEFORE ME at the	)
City of Edmonton,	)
in the Province of Alberta,	)
this 28th day of	)
March, 2003.	)
	)	/s/ .
____________________________________	)
A COMMISSIONER FOR OATHS IN AND	)
FOR THE PROVINCE OF ALBERTA	)